EXHIBIT 99.4
                                                                    ------------

           STAIRMASTER SPORTS/MEDICAL PRODUCTS, INC. AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                             AND COMPREHENSIVE LOSS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1999, AND 2000

                                                                                                     Accumulated
                                                Common Stock           Additional                       other
                                        ---------------------------     paid-in      Accumulated    comprehensive
                                           Shares         Amount        capital        deficit       income/(loss)      Total
                                        ------------   ------------   ------------   ------------    ------------    ------------
BALANCES, JANUARY 1, 1998                      1,000   $         10   $  9,999,990   $   (747,394)   $     16,663    $  9,269,269

    Net loss                                    --             --             --       (4,752,175)           --        (4,752,175)
    Cumulative translation adjustment           --             --             --             --            39,394          39,394
                                                                                                                     ------------
       Comprehensive loss                       --             --             --             --              --        (4,712,781)
    Contribution of capital                     --             --        1,092,629           --              --         1,092,629
                                        ------------   ------------   ------------   ------------    ------------    ------------

BALANCES, DECEMBER 31, 1998                    1,000             10     11,092,619     (5,499,569)         56,057       5,649,117

    Net loss                                    --             --             --         (407,834)           --          (407,834)
    Cumulative translation adjustment           --             --             --             --          (460,675)       (460,675)
                                                                                                                     ------------
       Comprehensive loss                       --             --             --             --              --          (868,509)
    Contribution of capital                     --             --       11,943,491           --              --        11,943,491
    Stock used for acquisition                  --             --        3,000,010           --              --         3,000,010
                                        ------------   ------------   ------------   ------------    ------------    ------------

BALANCES, DECEMBER 31, 1999                    1,000             10     26,036,120     (5,907,403)       (404,618)     19,724,109

    Net loss                                    --             --             --       (4,365,541)           --        (4,365,541)
    Cumulative translation adjustment           --             --             --             --           (16,663)        (16,663)
                                                                                                                     ------------
       Comprehensive loss                       --             --             --             --              --        (4,382,204)
    Contribution of capital                     --             --        1,148,380           --              --         1,148,380
                                        ------------   ------------   ------------   ------------    ------------    ------------

BALANCES, DECEMBER 31, 2000                    1,000   $         10   $ 27,184,500   $(10,272,944)   $   (421,281)   $ 16,490,285
                                        ============   ============   ============   ============    ============    ============

See notes to consolidated financial statements.